EX-10.c

                     INTERSTATE AMENDMENT AGREEMENT


     This Agreement dated as of September 1, 1981 (the "Interstate Amendment Agreement") between ORBA-JOHNSON TRANSSHIPMENT COMPANY, AN IOWA PARTNERSHIP ("OJT") and INTERSTATE POWER COMPANY, a Delaware corporation ("Interstate"),

                          W I T N E S S E T H:

     WHEREAS, OJT is an Iowa partnership formed pursuant to a Second Amended Partnership Agreement dated as of December 20, 1979 (the "Partnership Agreement") between Johnson Bros. Transshipment Corporation of Iowa, an Iowa corporation ("J-Sub"), which is a wholly-owned subsidiary of Johnson Brothers Corporation, a Minnesota corporation ("Johnson Bros."), and Orba Transshipment Corporation of Iowa, an Iowa corporation ("O-Sub"), which is a wholly-owned subsidiary of Orba Corporation, a Delaware corporation ("Orba");

     WHEREAS, Interstate Power Company ("Interstate") designated OJT to acquire a rail-to-barge coal transloading and storage facility located on the right descending bank of the Mississippi River at River Mile 371, North of Keokuk, Iowa (the "Facility") and engaged OJT and the Facility for the receiving, storage and transshipment of coal, and OJT so acquired and agreed to so operate, and has so operated, the Facility;

     WHEREAS, Interstate and OJT have entered into a Second Amended and Restated Coal Transshipment Agreement, dated as of December 20, 1979, effective October 3, 1979, which agreement was recorded on December 20, 1979 in Book 9 at page 152 in the Records of Lee County, Iowa (the "Transshipment Agreement"), and OJT is operating the Facility upon the terms and conditions thereof;

     WHEREAS, OJT and The Travelers Insurance Company, on its own behalf and on behalf of a certain separate account maintained by it (collectively, the "Lender"), entered into two Bond Agreements, dated as of December 20, 1979 (collectively, the "1979 Agreement"), pursuant to which the Lender loaned OJT $27,000,000 for the long-term financing of the Facility and pursuant to which OJT issued its 10 3/8% First Mortgage Bonds, due March 1, 1996 (the "1979 Bonds");

     WHEREAS, pursuant to a Representation Agreement dated as of December 20, 1979 between OJT and Interstate (the "Representation Agreement"), Interstate provided OJT with certain representations, warranties and covenants, the rights under which were assigned by OJT to the Lender for the benefit of the holders of the 1979 Bonds;

     WHEREAS, Lender, acting on behalf of a certain separate account maintained by it, is entering into a Bond Agreement, dated as of the date hereof, pursuant to which the Lender will loan OJT up to $540,000 for financing the planning and installation of certain environmental control equipment for the Facility, and OJT will issue its 15 1/2% First Mortgage Bonds, Series B, due July 1, 1986 (the "Series B Bonds") to the Lender as evidence of such loan;

     WHEREAS, in order to finance additions or improvements to the Facility, the Lender may, from time to time, make further purchases of first mortgage bonds, to be issued in additional series by OJT, pursuant to additional bond agreements between OJT and the Lender (the 1979 Agreement, the Series B Bond Agreement and any such additional bond agreements, collectively referred to herein as the "Bond Agreement"; the 1979 Bonds, the Series B Bonds and any additional bonds issued pursuant to any such additional bond agreements between OJT and the Lender, collectively referred to herein as the "Bonds"); and

     WHEREAS, pursuant to a Security Agreement and Assignment of Contracts, dated as of December 20, 1979, as amended as of September 1, 1981 (the "Security Agreement"), OJT has assigned to Lender all of its right, title and interest in, to and under the Collateral (as defined in the Security Agreement), including its rights under the Transshipment Agreement, in order to secure the prompt and complete payment and performance when due of all of the Obligations (as defined in the Security Agreement); and

     WHEREAS, pursuant to the terms of an Indemnity Assignment from OJT, Orba and Johnson Bros. to the Lender, dated as of December 20, 1979 (the "Indemnity Assignment"), and pursuant to the terms of a Consent and Clarification, dated as of October 3, 1979, OJT, Orba and Johnson Bros. assigned to the Lender for the benefit of all holders of the 1979 Bonds all their rights under an indemnity letter (the "Indemnity Letter") dated October 3, 1979 from Interstate to Orba and Johnson;

     WHEREAS, in order to induce the Lender to enter into the Series B Bond Agreement and any such additional bond agreements which may be entered into between the Lender and OJT from time to time to finance additions or improvements to the Facility, and in consideration of the Lender's entering into the Series B Bond Agreement and purchasing the Series B Bonds pursuant to the terms thereof, and in consideration of the Lender's entering into any additional bond agreements between the Lender and OJT to finance additions or improvements to the Facility and purchasing any additional series of Bonds pursuant to the terms thereof, OJT intending to be legally bound hereby has agreed to provide the Lender with the protection and security provided by the following amendments to the Transshipment Agreement, the Representation Agreement and the Consent and Clarification contained herein;

     WHEREAS, in order to induce the Lender and OJT to carry out the transactions contemplated hereby and by the Transshipment Agreement, Interstate has been requested by OJT and the Lender to provide, and Interstate has agreed to provide, the amendments to the various agreements contained herein;

     WHEREAS, the Lender desires to amend the Representation Agreement, the Transshipment Agreement and the Consent and Clarification so that the holders of all Bonds will be entitled to all rights and benefits provided to the holders of the 1979 Bonds under the Representation Agreement, the Transshipment Agreement, the Security Agreement and the Indemnity Assignment;

     NOW THEREFORE, in consideration of the premises, of the agreements of OJT contained in the Transshipment Agreement, of the agreements of OJT and the Lender with respect to the long-term financing of the Facility and additions and improvements thereto and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


SECTION 1 REPRESENTATION AGREEMENT

     1.1 The first paragraph and the "Witnesseth" clause of the Representation Agreement are hereby amended to read as follows:

     "This REPRESENTATION AGREEMENT dated as of December 20, 1979, as amended as of September 1, 1981, between ORBA-JOHNSON TRANSSHIPMENT COMPANY, an Iowa partnership ("OJT") and INTERSTATE POWER COMPANY, a Delaware corporation ("INTERSTATE"),

                          W I T N E S S E T H:

     WHEREAS, Interstate has designated OJT to acquire a rail-to-barge coal transloading and storage facility located on the right descending bank of the Mississippi River at River Mile 371, North of Keokuk, Iowa (the "Facility") and has engaged OJT and the Facility for the receiving, storage and transshipment of coal, and OJT has so acquired and agreed to so operate the Facility;

     WHEREAS, Interstate and OJT have entered into a Second Amended and Restated Coal Transshipment Agreement, dated as of December 20, 1979, effective as of October 3, 1979, as further amended as of September 1, 1981 (the "Transshipment Agreement"), pursuant to which OJT will so operate the Facility and Interstate will make certain payments to OJT upon the terms and conditions thereof;

     WHEREAS, in order to obtain the requisite long-term financing for the Facility, OJT entered into two Bond Agreements, dated as of December 20, 1979 (collectively, the "1979 Agreement") with The Travelers Insurance Company, on its own behalf and on behalf of a certain separate account maintained by it (collectively, the "Lender"), pursuant to which the Lender loaned OJT up to $27,000,000 for the long-term financing of the Facility and OJT issued its 10 3/8% First Mortgage Bonds (the "1979 Bonds") to the Lender as evidence of such loan;

     WHEREAS, in order to obtain the financing for the planning and installation of certain environmental control equipment for the Facility, OJT proposes to enter into a Bond Agreement, dated as September 1, 1981, with the Lender, acting on behalf of a certain separate account maintained by it (the "Series B Bond Agreement"), pursuant to which the Lender will loan OJT up to $540,000 for financing the planning and installation of certain environmental control equipment for the Facility and OJT will issue its 15-1/2% First Mortgage Bonds, due July 1, 1986, (the "Series B Bonds") as evidence of such loan;

     WHEREAS, in order to obtain additional financing for additions and improvements to the Facility, OJT may propose, from time to time, to enter into additional bond agreements with the Lender, pursuant to which the Lender will loan OJT additional amounts and OJT will issue its first mortgage bonds in additional series to the Lender as evidence of such loans (the 1979 Agreement, the Series B Bond Agreement and any such additional bond agreements entered into between OJT and the Lender, collectively referred to herein as the "Bond Agreement"; the 1979 Bonds, the Series B Bonds and any additional first mortgage bonds issued pursuant to any such additional bond agreements, collectively referred to herein as the "Bonds"); and

     WHEREAS, in order to induce OJT and Lender to carry out the transactions contemplated hereby and by the Transshipment Agreement, Interstate has been requested by OJT and Lender to provide, and Interstate has agreed to provide, certain representations, warranties and covenants, all on the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises, of the agreements of OJT contained in the Transshipment Agreement, of the agreements of OJT and the Lender with respect to the long-term financing of the Facility and additions or improvements thereto and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.2  Terms Defined. The definition of "Operative Agreements" in
Section 5.1 of the Representation Agreement is hereby amended to read as follows:

     "Operative Agreements - collectively, this Agreement, the Transshipment Agreement, the 1979 Agreement, the Series B Bond Agreement, any additional bond agreement entered into between OJT and the Lender to finance additions or improvements to the Facility, and each of the following agreements as defined in the Series B Bond Agreement, or in the event Lender and OJT enter into any additional bond agreements to finance additions or improvements to the Facility, as defined in the most recent of such bond agreements then in effect: the Lease, the Mortgage, the Guaranty Agreement, the Security Agreement, the Performance Guaranty Agreements, the Indemnity Agreement, the Indemnity Assignment, the Assignment of Option to Repurchase, the Escrow Agreement, the Amendment Agreement, the Interstate Amendment Agreement and the Amendment to the Mortgage and Security Agreement, as each such agreement may be amended or supplemented from time to time."

     1.3  Additional Provisions

     (a) A new Section 2.18 is hereby added to the Representation Agreement to read as follows:

     "2.18  Financial Statements

     The consolidated balance sheet of Interstate and its Subsidiaries as of December 31, 1980 and related statements of income, retained earnings and changes in financial position for the fiscal year ended on such date, accompanied by a report as therein noted, by Deloitte, Haskins & Sells, independent certified public accountants, and the consolidated balance sheet of Interstate and its subsidiaries as of June 30, 1981 and the related statements of income, retained earnings and changes in financial position for the six months ended on such date, copies of which have been delivered to Lender, have been prepared in accordance with generally accepted accounting principles consistently applied, and present fairly the financial position of Interstate and its Subsidiaries as of such dates and the results of their operations for such periods. These consolidated financial statements include the accounts of all Subsidiaries of Interstate for the respective periods during which a subsidiary relationship has existed."

     (b) A new Section 2.19 is hereby added to the Representation Agreement to read as follows:

     "2.19  Business and Property

     Interstate's Annual Report on Form 10-K for the fiscal year ended December 31, 1980 filed by Interstate with the Securities and Exchange Commission (the "Form 10-K") correctly describes the general nature of the business and principal properties of Interstate and its Subsidiaries."

     1.4 Representations and Warranties. Interstate hereby warrants and represents to OJT that the representations and warranties of Interstate set forth in the Representation Agreement, as hereby amended, are true and correct on and as of the date of execution and delivery of this Agreement with the same force and effect as if such representations and warranties had been made on and as of such date. Interstate hereby affirms to OJT, as of the date of execution and delivery of this Agreement, that it has complied with all covenants and agreements of Interstate contained in the Representation Agreement and will comply with all such covenants and agreements in the Representation Agreement, as hereby amended.


SECTION 2 TRANSSHIPMENT AGREEMENT

     2.1 Definition of Financial Terms. Subsection (b) of Section 3.2 of the Transshipment Agreement is hereby amended to read as follows:

     "`Facility Financing' shall mean any long-term indebtedness incurred by OJT to finance the construction or acquisition of the Facility, including the planning, construction, acquisition and installation of any modifications, additions or improvements to the Facility or Ancillary Hardware required to meet the requirements of this Agreement, any portion of the Ancillary Hardware and certain of the start-up expenses, and any renewals or refinancings thereof, including any construction financings assumed by OJT in connection with the acquisition of the Facility (the "Construction Financing")."

     2.2 The modifications, additions or improvements to the Facility or Ancillary Hardware (as defined in the Transshipment Agreement, as amended) for the purpose of complying with environmental requirements and the costs related to the planning, construction, acquisition and installation of said modifications, additions or improvements, which are to be financed by the sale of the Series B Bonds, do not constitute "Reimbursable Costs" as defined in Section 3.2(g) of the Transshipment Agreement, as amended, and, notwithstanding the provisions of Section 1.5(e) of the Transshipment Agreement, the financing of such costs will constitute "Facility Financing" as defined in Section 3.2(b) of the Transshipment Agreement, as amended.


SECTION 3 CONSENT AND CLARIFICATION

     3.1 The second paragraph of the introduction to the Consent and Clarification of Interstate, dated as of December 20, 1979, is hereby amended to read as follows:

     "Interstate hereby acknowledges notice of the assignment by OJT, ORBA and Johnson Bros. to The Travelers Insurance Company, on its own behalf and on behalf of a certain separate account maintained by it (said Travelers and said separate account being herein called collectively the "Lender") of the right to enforce and collect directly from Interstate all indemnities due pursuant to the Indemnity Letter to OJT, Orba or Johnson Bros. for which OJT, Orba or Johnson Bros. would be obligated to Lender (the "Assignment"). In order to induce Lender to carry out the transactions contemplated by those certain Bond Agreements dated as of December 20, 1979 (collectively, the "1979 Agreement"), that certain
Bond Agreement dated as of September 1, 1981 (the "Series B Bond Agreement") and any future bond agreements which may be entered into from time to time by Lender with OJT to finance additions or improvements to the Facility (the 1979 Agreement, the Series B Bond Agreement and any such additional bond agreements are collectively referred to herein as the "Bond Agreement") and thereby to enable OJT to carry out its obligations to Interstate pursuant to the Second Amended and Restated Coal Transshipment Agreement dated December 20, 1979, as amended and restated effective as of October 3, 1979, and as further amended as of September 1, 1981 (the "Transshipment Agreement"), Interstate agrees hereby to consent to such assignment by OJT, Orba and Johnson Bros. and to confirm Lender's direct rights under the Indemnity Letter and to hereby clarify the scope and substance of the indemnification provided to Lender therein."

     3.2 The first paragraph of Section 2 of the Consent and Clarification is hereby amended as follows:

     "Interstate hereby confirms that the Indemnity Letter may and shall be interpreted and enforced so that Lender and any of its successors, assigns, servants and agents, including without limitation, all of the holders, from time to time, of the Bonds (as defined in the Series B Bond Agreement, or, in the event Lender and OJT enter into any additional bond agreements to finance additions or improvements to the Facility, as defined in the most recent of such bond agreements then in effect) (such holders herein called the "Lender Indemnitees") shall each be indemnified by Interstate under the Indemnity Letter and, pursuant thereto, Interstate shall protect, save, keep harmless and make whole each thereof from and against, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, legal fees and expenses and claims involving strict or absolute liability in tort) of any kind and nature whatsoever ("Claims") imposed on, incurred by or asserted against any Indemnitee, in any way relating to or arising out of any of the following:"


SECTION 4 OTHER AMENDMENT AGREEMENTS

     Interstate hereby consents to the terms of the Amendment Agreement, dated as of September 1, 1981 (the "Amendment Agreement"), among OJT, O-Sub, J-Sub, Orba, AMCA International Corporation, a Delaware corporation, Johnson Bros., Northwestern Bank of Minneapolis, a national banking association, the Lender and the other holders of the 1979 Bonds, and to the terms of the Amendment to Mortgage and Security Agreement (the "Amendment to Mortgage and Security Agreement"), dated as of September 1, 1981, between the Lender and OJT. Interstate acknowledges receipt of copies of the Amendment Agreement and the Amendment to Mortgage and Security Agreement.


SECTION 5 GENERAL

     5.1 Notices. Any notice required or permitted to be given hereunder shall be deemed to have been given when mailed, first class, postage prepaid, addressed as follows:

     (a)  if to Interstate, at 1000 Main Street, Dubuque, Iowa 52001,
          Attn:  President; and

     (b) if to OJT, at P.O. Box 768, River Road, Keokuk, Iowa 52632, with a copy to OJT c/o Orba Corporation, Attn: President, One Gothic Plaza, Fairfield, New Jersey 07006.

     5.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

     5.3. Survival. All warranties, representations, and covenants made by Interstate herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement or any of the other Operative Agreements (as defined in the Series B Bond Agreement, or, in the event the Lender and OJT enter into any additional bond agreements to finance additions or improvements to the Facility, as defined in the most recent of such bond agreements then in effect) shall be considered to have been relied upon by OJT and Lender and shall survive the delivery of this Agreement and the Bonds regardless of any investigation made by or on behalf of either of them. All statements in any such certificate or other instrument shall constitute warranties and representations by Interstate hereunder.

     5.4 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each of the parties. The provisions of this Agreement are intended to be for the benefit of all holders, from time to time, of the Bonds, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement has been made.

     5.5 Counterparts. This Agreement may be executed in several counterparts, such counterparts constituting but one and the same agreement.

     5.6 Authorization. The execution, delivery and performance of this Agreement by Interstate has been duly authorized by the Executive
Committee of Interstate's Board of Directors.

     5.7 Effective Date. This Agreement shall become effective when counterparts are executed and delivered on behalf of the parties hereto. Upon such effectiveness, the amendments contained herein shall be effective as of September 1, 1981. The agreements amended hereby shall remain in full force and effect, as so amended.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by one of their duly authorized officers, effective as of the date first above written.


Executed in the
presence of:

/s/  T. H. Mahoney                 INTERSTATE POWER COMPANY

/s/  Ann M. Mongell                By  /s/  Clyde Kurlander
                                   Title:  Attorney in Fact


/s/  T. H. Mahoney                 ORBA-JOHNSON TRANSSHIPMENT COMPANY
                                   By Orba Transshipment Corporation
                                        of Iowa, a Partner

/s/  Ann M. Mongell                By  /s/  Thomas H. Peck
                                   Title:  Vice President


/s/  T. H. Mahoney                 By Johnson Bros. Transshipment
                                        Corporation of Iowa, a Partner

/s/  Ann M. Mongell                By  /s/  Walter D. Johnson
                                   Title:  Secretary



STATE OF Connecticut     )
                         )  ss
COUNTY OF Hartford       )

     On the 15 day of September, 1981, before me, the undersigned, in and for said County and State, personally appeared Walter D. Johnson to me personally known, who, being duly sworn, did say that he is the Secretary of Johnson Bros. Transshipment Corporation of Iowa, one of the partners of Orba-Johnson Transshipment Company, an Iowa partnership, that said corporation has no seal; that said instrument was signed by him on behalf of such corporation as a partner of such partnership by authority of the Board of Directors of such corporation; and that the said Walter D. Johnson in such capacity acknowledged the execution of said instrument to be the voluntary act of said corporation as a partner of such partnership, by it and him voluntarily executed.

                                        /s/  Ann M. Mongell
                                        Notary Public in and for
                                        said County and State



STATE OF Connecticut     )
                         )  ss
COUNTY OF Hartford       )

     On the 15 day of September, 1981, before me, the undersigned, in and for said County and State, personally appeared Thomas H. Peck to me personally known, who, being duly sworn, did say that he is the Vice President of Orba Transshipment Corporation of Iowa, one of the partners of Orba-Johnson Transshipment Company, an Iowa partnership, that said corporation has no seal; that said instrument was signed by him on behalf of such corporation as a partner of such partnership by authority of the Board of Directors of such corporation; and that the said Thomas H. Peck in such capacity acknowledged the execution of said instrument to be the voluntary act of said corporation as a partner of such partnership, by it and him voluntarily executed.

                                        /s/  Ann M. Mongell
                                        Notary Public in and for
                                        said County and State



STATE OF Connecticut     )
                         )  ss
COUNTY OF Hartford       )

     On the 15 day of September, 1981, before me, the undersigned, in and for said County and State, personally appeared Clyde Kurlander, to me personally known, who, being duly sworn, did say that he is the Attorney in Fact of Interstate Power Company, a Delaware corporation, that the seal affixed thereto is the seal of said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of the Executive Committee of its Board of Directors; that the said Clyde Kurlander as such officer acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by him voluntarily executed.

                                        /s/  Ann M. Mongell
                                        Notary Public in and for
                                        said County and State